                                                                  EXHIBIT 4.8(c)

                                                                  CONFORMED COPY

                    AMENDMENT NO. 6 TO THE CREDIT AGREEMENT

     AMENDMENT No. 6 dated as of September 26, 2001 to the Credit Agreement dated as of July 23, 1998 (as heretofore amended, the "CREDIT AGREEMENT") among LYONDELL CHEMICAL COMPANY, the LENDERS party thereto, the DOCUMENTATION AGENTS party thereto, MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent and DLJ CAPITAL FUNDING, INC., as Syndication Agent.

     The parties hereto agree as follows:

     SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

     SECTION 2.  Amendments.

     (a) The definition of "Adjusted EBITDA" in Section 1.01 of the Credit Agreement is amended to read in its entirety as follows:

          "ADJUSTED EBITDA" means, for any period, the sum of (i) the EBITDA of the Non-JV Group for such period, adjusted to exclude the effect of one time charges incurred in connection with (A) the Acquisition and subsequent Asset Sales (other than a TDI Sale) in an aggregate amount not exceeding $250,000,000, (B) a TDI Sale and (C) the TDI Restructuring in an amount not exceeding $80,000,000, plus (ii) the Distributable Cash Flow of all Borrower Joint Ventures and non-wholly owned Subject Assets Transferees for such period.

     (b) The initial definition of "Margin" in the Pricing Schedule of the Credit Agreement is amended by the addition of the phrase "the sum of 0.50% per annum plus" after the phrase "`Margin' means."

     (c) The following new definition is added to Section 1.01 of the Credit Agreement in its appropriate alphabetical position:

          "TDI RESTRUCTURING" means (i) actions taken by the Borrower to reorganize and streamline its Isocyanates business, including the shutdown of the Borrower's aliphatics diisocyanates manufacturing facility located at its Lake Charles, Louisiana facility and the restructuring of the remaining toluene diisocyanates business at the Lake Charles, Louisiana facility, and (ii) any reduction in the Borrower's workforce, any demolition, remediation or reclamation, or any termination or amendment of feedstock, energy, supply or other contracts, in each case resulting from the activity described in clause (i) above.

     (d) The parenthetical phrase "(other than (i) the Acquisition and (ii) a TDI Sale)" appearing in Section 1.02(c) of the Credit Agreement is amended to read as follows:

          (other than (i) the Acquisition, (ii) a TDI Sale and (iii) the TDI Restructuring)

     (e) Section 5.11 of the Credit Agreement is amended to read in its entirety as follows:

     SECTION 5.11. Adjusted Debt to Adjusted EBITDA. At any date during each period set forth below, the ratio of (i) Adjusted Debt at such date to (ii) Adjusted EBITDA for the period of four consecutive Fiscal Quarters most recently ended on or prior to such date will not exceed the ratio set forth below opposite such period:

                PERIOD                           RATIO
                ------                           -----
     June 30, 2001 - September 29, 2001           6.00
     September 30, 2001 - December 30, 2001       7.50
     December 31, 2001 - June 29, 2002            9.00
     June 30, 2002 - September 29, 2002           7.75
     September 30, 2002 - December 30, 2002       6.75
     December 31, 2002 - March 30, 2003           5.75
     March 31, 2003 - June 29, 2003               4.50
     June 30, 2003 - December 30, 2003            4.25
     December 31, 2003 - March 30, 2004           4.00
     At all times thereafter                      3.00

     (f) Section 5.12 of the Credit Agreement is amended to read in its entirety as follows:

     SECTION 5.12. Fixed Charge Coverage Ratio. At the end of each Fiscal Quarter ending during each period set forth below, the Fixed Charge Coverage Ratio will not be less than the ratio set forth below opposite such period:

               PERIOD                         RATIO
               ------                         -----
     January 1, 2001 - June 30, 2001           1.50
     July 1, 2001 - September 30, 2001         1.25
     October 1, 2001 - March 31, 2002          1.10
     April 1, 2002 - June 30, 2002             1.25
     July 1, 2002 - September 30, 2002         1.40
     October 1, 2002 - December 31, 2002       1.60
     January 1, 2003 - March 31, 2003          1.85
     April 1, 2003 - June 30, 2003             2.00
     July 1, 2003 - September 30, 2003         2.15
     At any time thereafter                    2.60

     (g) The figure "$375,000,000" in Section 5.13(i) of the Credit Agreement is changed to "$175,000,000".

     (h) Section 5.13(iv) of the Credit Agreement is amended to read as follows:

          (iv) the amount by which Consolidated Net Worth shall have been reduced by reason of one-time charges and/or losses in connection with (A) a TDI Sale and (B) the TDI Restructuring in an amount not exceeding $80,000,000.

     SECTION 3. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

     SECTION 4. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     SECTION 5. Effectiveness. This Amendment shall become effective on the first date (the "AMENDMENT 6 EFFECTIVE DATE") on which the Administrative Agent shall have received:

     (a) counterparts hereof signed by each of the Required Lenders and the Borrower (or, in the case of any party as to which an executed counterpart shall not have been received, the Administrative Agent shall have received in form satisfactory to it telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party); and

     (b) receipt by each of the Agents, the Arranger and the Co-Arrangers of payment of all amendment fees, other costs, fees and expenses (including, without limitation, reasonable legal fees and expenses for which invoices shall have been submitted to the Borrower) and other compensation payable to any of the foregoing on or prior to the Amendment 6 Effective Date in connection with the Loan Documents.

     Promptly after the Amendment 6 Effective Date occurs, the Administrative Agent shall notify the Borrower, the other Agents and the Lenders thereof, and such notice shall be conclusive and binding on all parties hereto.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                         LYONDELL CHEMICAL COMPANY


                         By: /s/ Karen A. Twitchell
                             -------------------------------
                         Title: Vice President and Treasurer

                         MORGAN GUARANTY TRUST
                         COMPANY OF NEW YORK, as
                         Administrative Agent and as Lender


                         By: /s/ Steve Nordaker
                            ------------------------
                         Title: Managing Director


                         CREDIT SUISSE FIRST BOSTON
                         (formerly known as DLJ Capital Funding,
                         Inc.), as Syndication Agent and as Lender


                         By: /s/ Paul L. Colon
                            ------------------------
                         Title:Vice President


                         By: /s/ Vanessa Gomez
                            ------------------------
                         Title: Assistant Vice President


                         BANK OF AMERICA, N.A., as
                         Documentation Agent and as Lender


                         By: /s/ Michael J. Dillon
                            ------------------------
                         Title: Managing Director


                         THE CHASE MANHATTAN BANK, as
                         Documentation Agent


                         By: /s/ Steve Nordaker
                            ------------------------
                         Title: Managing Director

                         CITIBANK, N.A., as Documentation
                         Agent and as Lender


                         By: /s/ Carolyn A. Sheridan
                            ------------------------
                         Title: Managing Director



                         ABN AMRO BANK N.V.


                         By:
                            ------------------------
                         Name:
                         Title:


                         By:
                            ------------------------
                         Name:
                         Title:


                         ADDISON CDO, Limited (Acct 1279)
                         By:  Pacific Investment Management
                              Company LLC, as its Investment
                              Advisor


                         By:
                            ------------------------
                         Name:
                         Title:


                         AERIES FINANCE-II LTD.
                         By:  INVESCO Senior Secured
                         Management, Inc. as Sub-Managing
                         Agent


                         By: /s/ Joseph Rotondo
                            ------------------------
                         Title: Authorized Signatory

                         AIM FLOATING RATE FUND
                         By:  INVESCO Senior Secured
                            Management, Inc. as attorney in fact


                         By: /s/ Joseph Rotondo
                            ------------------------
                         Title: Authorized Signatory


                         AIMCO CDO SERIES 2000-A


                         By: /s/ Jerry D. Zinkula
                            ------------------------
                         Title: Authorized Signatory



                         By: /s/ Patricia W. Wilson
                            ------------------------
                         Title: Authorized Signatory



                         ALLSTATE LIFE INSURANCE
                         COMPANY


                         By: /s/ Jerry D. Zinkula
                            ------------------------
                         Title: Authorized Signatory


                         By: /s/ Patricia W. Wilson
                            ------------------------
                         Title: Authorized Signatory

                         AMARA-1 FINANCE, LTD.
                         By:  INVESCO Senior Secured
                              Management, Inc., as Subadviser


                         By: /s/ Joseph Rotondo
                            ------------------------
                         Title: Authorized Signatory



                         AMARA-2 FINANCE, LTD.
                         By:  INVESCO Senior Secured
                              Management, Inc., as Subadviser


                         By: /s/ Joseph Rotondo
                            ------------------------
                         Title: Authorized Signatory



                         APEX (IDM) CDO I, LTD.


                         By: /s/ William A. Hayes
                            ------------------------
                         Title: Director



                         ARAB BANK PLC


                         By: /s/ Samer Tamimi
                            ------------------------
                         Title: Vice President

                         ARCHIMEDES FUNDING II, LTD
                         By:  ING Capital Advisors, LLC
                              as Collateral Manager


                         By: /s/ Greg M. Masuda CFA
                            ------------------------
                         Title: Vice President


                         ARCHIMEDES FUNDING III, LTD.
                         By:  ING Capital Advisors LLC
                              as Collateral Manager


                         By:/s/ Greg M. Masuda CFA
                            ------------------------
                            Title: Vice President


                         ARES III CLO LTD.
                         By: Ares CLO Management LLC


                         By: /s/ David A. Sachs
                            ------------------------
                         Title: Vice President


                         ARES IV CLO LTD.
                         By: Ares CLO Management IV, L.P.,
                             Investment Manager
                         By: Ares CLO GP IV, LLC, Its Managing
                             Member


                         By: /s/ David A. Sachs
                            ------------------------
                         Title: Vice President

                         ARES LEVERAGED INVESTMENT
                         FUND II, L.P.
                         By:  Ares Management II, L.P., its General
                              Partner


                         By: /s/ David A. Sachs
                            ------------------------
                         Title: Vice President


                         ATHENA CDO, Limited (Acct 1277)
                         By:  Pacific Investment Management
                              Company LLC, as its Investment
                              Manager


                         By: /s/ Mohan V. Phansalkar
                            ------------------------
                         Title: Executive Vice President



                         AVALON CAPITAL LTD.
                         By:  INVESCO Senior Secured
                              Management, Inc. as Portfolio Advisor


                         By: /s/ Joseph Rotondo
                            ------------------------
                         Title: Authorized Signatory



                         AVALON CAPITAL LTD. 2
                         By:  INVESCO Senior Secured
                              Management, Inc. as Portfolio Advisor


                         By: /s/ Joseph Rotondo
                            ------------------------
                         Title: Authorized Signatory

                         BALANCED HIGH-YIELD FUND II,
                         LTD.
                         By:  ING Capital Advisors LLC,
                              as Asset Manager


                         By: /s/ Greg M. Masuda CFA
                            ------------------------
                         Title: Vice President


                         BANK LEUMI USA


                         By: /s/ Joung Hee Hong
                            ------------------------
                         Title: Vice President



                         BANK OF CANTON OF CALIFORNIA



                         By: /s/ Ben C. Hom
                            ------------------------
                         Title: SVP & Sr. Credit Officer



                         THE BANK OF NEW YORK


                         By: /s/ John V. Yarcey
                            ------------------------
                         Title: Senior Vice President



                         THE BANK OF NOVA SCOTIA


                         By: /s/ M.D. Smith
                            ------------------------
                         Title: Agent Operations

                         THE BANK OF TOKYO-MITSUBISHI
                         LTD., HOUSTON AGENCY


                         By:
                            ------------------------
                         Name:
                         Title:


                         BANK ONE, NA (formerly known as The
                         First National Bank of Chicago)


                         By: /s/ Daniel A. Davis
                            ------------------------
                         Title: Vice President


                         BANK POLSKA KASA OPIEKI S.A.
                         NEW YORK BRANCH


                         By: /s/ Barry W. Henry
                            ------------------------
                         Title: Vice President



                         BANKBOSTON, N.A.


                         By:
                            ------------------------
                         Name:
                         Title:


                         BANKERS TRUST COMPANY


                         By:
                            ------------------------
                         Name:
                         Title:

                         BNP PARIBAS

                         By:
                            ------------------------
                         Name:
                         Title:


                         By:
                            ------------------------
                         Name:
                         Title:

                         BARCLAYS BANK PLC


                         By: /s/ Nicholas A. Bell
                            ------------------------
                         Title: Director



                         BATTERSON PARK, CBO I
                         By:  General Re-New England Asset
                              Management Inc., as Collateral Manager


                         By:
                            ------------------------
                         Name:
                         Title:


                         BATTERY PARK CDO, LTD
                         By:  Nomura Corporate Research and Asset
                              Management Inc. as Investment Advisor


                         By:
                            ------------------------
                         Name:
                         Title:

                         BAYERISCHE HYPO-UND
                         VEREINSBANK AG NEW YORK
                         BRANCH


                         By: /s/ John T. Murphy
                            ------------------------
                         Title: Director



                         By: /s/ Diane B. Vaccaro
                            ------------------------
                         Title: Associate Director


                         BHF (USA) CAPITAL CORPORATION


                         By:
                            ------------------------
                         Name:
                         Title:

                         By:
                            ------------------------
                         Name:
                         Title:

                         CAPTIVA FINANCE LTD.


                         By: /s/ Alan Corkish
                            ------------------------
                         Title: Director



                         CAPTIVA II FINANCE LTD.


                         By: /s/ Alan Corkish
                            ------------------------
                         Title: Director

                         CAPTIVA III FINANCE, LTD. (Acct. 275),
                         as advised by Pacific Investment
                         Management Company LLC


                         By: /s/ David Dyer
                            ------------------------
                         Title: Director



                         CAPTIVA IV FINANCE, LTD. (Acct.
                         1275), as advised by Pacific Investment
                         Management Company


                         By: /s/ David Dyer
                            ------------------------
                         Title: Director



                         CARAVELLE INVESTMENT FUND, LLC
                         By:  Caravelle Advisors


                         By:
                            ------------------------
                         Name:
                         Title:


                         CARILLON HOLDING, LIMITED


                         By:/s/ James K. Seagraves
                            ------------------------
                         Title: Senior Analyst


                         CARLYLE HIGH YIELD PARTNERS,   L.P.


                         By: /s/ Linda M. Pace
                            ------------------------
                         Title: Vice President

                         CARLYLE HIGH YIELD PARTNERS II,
                         LTD.


                         By: /s/ Linda M. Pace
                            ------------------------
                         Title: Vice President



                         CARLYLE HIGH YIELD PARTNERS
                         III, LTD.


                         By: /s/ Linda M. Pace
                            ------------------------
                         Title: Vice President



                         CERES FINANCE LTD.
                         By:  INVESCO Senior Secured
                              Management, Inc., as Sub-Managing
                              Agent

                         By: /s/ Joseph Rotondo
                            ------------------------
                         Title: Authorized Signatory



                         CERES II FINANCE LTD.
                         By:  INVESCO Senior Secured
                              Management, Inc., as Sub-Managing
                              Agent (Financial)


                         By:
                            ------------------------
                         Name:
                         Title:

                         CHANG HWA COMMERCIAL BANK,
                         LTD., NEW YORK BRANCH


                         By: /s/ Ming-Hsien Lin
                            ------------------------
                         Title: VP & General Manager



                         CHARTER VIEW PORTFOLIO
                         By:  INVESCO Senior Secured
                              Management, Inc. as Investment
                              Advisor


                         By: /s/ Joseph Rotondo
                            ------------------------
                         Title: Authorized Signatory



                         THE CHASE MANHATTAN BANK
                         (formerly known as Chase Bank of Texas
                         National Association)


                         By: /s/ Steve Nordaker
                            ------------------------
                         Title: Managing Director


                         CHIAO TUNG BANK CO., LTD. NEW
                         YORK AGENCY


                         By:
                            ------------------------
                         Name:
                         Title:

                         CLYDESDALE CBO I, LTD.
                         By:  Nomura Corporate Research and Asset
                              Management Inc. as Investment
                              Advisor


                         By:
                            ------------------------
                         Name:
                         Title:


                         COLISEUM FUNDING LTD.
                         By:  Travelers Asset Management
                              International Company LLC


                         By: /s/ Allen Cantrell
                            ------------------------
                         Title: Investment Officer


                         COLUMBUS LOAN FUNDING LTD.
                         By:  Travelers Asset Management
                              International Company LLC


                         By: /s/ Allen Cantrell
                            ------------------------
                         Title: Investment Officer


                         CONSTANTINUS EATON VANCE CDO
                         V, LTD. by: Eaton Vance Management as
                         investment advisor


                         By:/s/ Richard W. Dubberke
                            ------------------------
                         Title: Vice President

                         CONTINENTAL CASUALTY COMPANY


                         By:/s/ Richard W. Dubberke
                            ------------------------
                         Title: Vice President


                         CREDIT INDUSTRIEL ET
                         COMMERCIAL

                         By: /s/ Sean Mounier
                            ------------------------
                         Title: First Vice President

                         By: /s/ Brian O'Leary
                            ------------------------
                         Title: Vice President



                         CREDIT LYONNAIS NEW YORK
                         BRANCH


                         By: /s/ Bernard Weymuller
                            ------------------------
                         Title: Senior Vice President



                         CREDIT SUISSE FIRST BOSTON


                         By: /s/ Paul L. Colon
                            ------------------------
                         Title: Vice President



                         By: /s/ Vanessa Gomez
                            ------------------------
                         Title: Assistant Vice President

                         CRESCENT/MACH I PARTNERS LP
                         By: TCW Asset Management Company, its
                             Investment Manager


                         By: /s/ William Brennan
                            ------------------------
                         Title: Vice President



                         CYPRESSTREE INSTITUTIONAL FUND,
                         LLC
                         By:  CypressTree Investment Management
                            Company, Inc. its Managing Member


                         By:
                            ------------------------
                         Name:
                         Title:



                         CYPRESSTREE INVESTMENT FUND,
                         LLC
                         By:  CypressTree Investment Management
                              Company, Inc. its Managing Member


                         By:
                            ------------------------
                         Name:
                         Title:


                         CYPRESSTREE INVESTMENT
                         PARTNERS I, LTD.
                         By:  CypressTree Investment Management
                            Company, Inc. its Managing Member


                         By:
                            ------------------------
                         Name:
                         Title:

                         CYPRESSTREE INVESTMENT
                         PARTNERS II, LTD.
                         By:  CypressTree Investment Management
                              Company, Inc., as Portfolio Manager


                         By:
                            ------------------------
                         Name:
                         Title:


                         CYPRESSTREE SENIOR FLOATING
                         RATE FUND
                         By:  CypressTree Investment Management
                              Company, Inc. as Portfolio Manager


                         By:
                            ------------------------
                         Name:
                         Title:



                         THE DAI-ICHI KANGYO BANK
                         LIMITED


                         By: /s/ Tsutomu Yamamoto
                            ------------------------
                         Title: Vice President



                         DEBT STRATEGIES FUND, INC.


                         By: /s/ Kevin Booth
                            ------------------------
                         Title: Authorized Signatory

                         DELANO COMPANY (Acct 274)
                         By:  Pacific Investment Management
                              Company LLC, as its Investment
                              Advisor


                         By: /s/ Mohan v. Phansalkar
                            ------------------------
                         Title: Executive Vice President



                         DIVERSIFIED CREDIT PORTFOLIO
                         LTD.
                         By:  INVESCO Senior Secured
                              Management, Inc. as Investment Advisor


                         By: /s/ Joseph Rotondo
                            ------------------------
                         Title: Authorized Signatory



                         DRESDNER BANK AG, NEW YORK
                         AND GRAND CAYMAN BRANCHES


                         By: /s/ Joanna M. Solowski
                            ------------------------
                         Title: Vice President


                         By: /s/ Vincent Carotenuto
                            -----------------------
                         Title: Assistant Vice President

                         EATON VANCE INSTITUTIONAL
                         SENIOR LOAN FUND
                         By:  Eaton Vance Management, as
                            Investment Advisor


                         By: /s/ Scott H. Page
                            -----------------------
                         Title: Vice President



                         EATON VANCE SENIOR INCOME TRUST
                         By:  Eaton Vance Management, as
                              Investment Advisor


                         By: /s/ Scott H. Page
                            -----------------------
                         Title: Vice President


                         EATON VANCE CDO II, LTD.
                         By:  Eaton Vance Management, as
                              Investment Advisor


                         By: /s/ Scott H. Page
                            -----------------------
                         Title: Vice President


                         EATON VANCE CDO III, LTD.
                         By:  Eaton Vance Management, as
                              Investment Advisor


                         By: /s/ Scott H. Page
                            -----------------------
                         Title: Vice President

                         EATON VANCE CDO IV, LTD.
                         By:  Eaton Vance Management, as
                              Investment Advisor


                         By: /s/ Scott H. Page
                            -----------------------
                         Title: Vice President


                         ELC (CAYMAN) LTD.


                         By: /s/ William A. Hayes
                            -----------------------
                         Title: Director


                         ELC (CAYMAN) LTD. 1999-III


                         By: /s/ William A. Hayes
                            -----------------------
                         Title: Director



                         ELC (CAYMAN) LTD. 2000-I


                         By: /s/ William A. Hayes
                            -----------------------
                         Title: Director:


                         ELC (CAYMAN) LTD. CDO SERIES
                         1999-I


                         By: /s/ William A. Hayes
                            -----------------------
                         Title: Director

                         ELC (CAYMAN) LTD. 1999-II


                         By: /s/ William A. Hayes
                            -----------------------
                         Title: Director:


                         ELT LTD.


                         By: /s/ Ann E. Morris
                            -----------------------
                         Title: Authorized Agent


                         FC CBO LIMITED


                         By: /s/ Mike McCarthy
                            -----------------------
                         Title: Manager


                         FC CBO II LIMITED


                         By: /s/ MikeMcCarthy
                            -----------------------
                         Title: Manager


                         FIDELITY ADVISOR SERIES II:
                         FIDELITY ADVISOR FLOATING RATE
                         HIGH INCOME FUND


                         By: /s/ John H. Costello
                            -----------------------
                         Title: Assistant Treasurer


                         FIDELITY SUMMER STREET TRUST:
                         FIDELITY CAPITAL & INCOME FUND


                         By: /s/ John H. Costello
                            -----------------------
                         Title: Assistant Treasurer

                         CYPRESSTREE INVESTMENT
                         MANAGEMENT COMPANY, INC.
                         As:  Attorney-in-Fact and on behalf of First
                              Allmerica Financial Life Insurance
                              Company as Portfolio Manager


                         By:
                            -----------------------
                         Name:
                         Title:


                         FIRST COMMERCIAL BANK


                         By:
                            -----------------------
                         Name:
                         Title:


                         FIRST DOMINION FUNDING I


                         By: /s/ David H. Lerner
                            -----------------------
                         Title: Authorized Signatory


                         FIRST DOMINION FUNDING II


                         By: /s/ David H. Lerner
                            -----------------------
                         Title: Authorized Signatory

                         FIRST DOMINION FUNDING III


                         By: /s/ David H. Lerner
                            -----------------------
                         Title: Authorized Signatory


                         FIRST UNION NATIONAL BANK


                         By:
                            -----------------------
                         Name:
                         Title:


                         CITIBANK N.A. as additional Investment
                         Manager for and on behalf of Five Finance
                         Corporation


                         By:
                            -----------------------
                         Name:
                         Title:


                         By:
                            -----------------------
                         Name:
                         Title:


                         FLOATING RATE PORTFOLIO
                         By:  INVESCO Senior Secured
                              Management, Inc., as attorney-in-fact


                         By:
                            -----------------------
                         Name:
                         Title:

                         FRANKLIN FLOATING RATE TRUST


                         By:
                            -----------------------
                         Name:
                         Title:


                         FRANKLIN CLO I, LIMITED


                         By:
                            -----------------------
                         Name:
                         Title:


                         FREMONT INVESTMENT & LOAN


                         By: /s/ Maria Chachere
                            -----------------------
                         Title: Vice President


                         THE FUJI BANK, LIMITED, NEW YORK
                         BRANCH


                         By:
                            -----------------------
                         Name:
                         Title:


                         GALAXY CLO 1999-1, LTD.
                         By:  SAI Investment Adviser, Inc., its
                              Collateral Manager


                         By: /s/ Thomas G. Brandt
                            -----------------------
                         Title: Authorized Agent

                         GENERAL AMERICAN
                         LIFE INSURANCE COMPANY


                         By:
                            -----------------------
                         Name:
                         Title:


                         GLENEAGLES TRADING LLC


                         By:/s/ Ann E. Morris
                            -----------------------
                         Title: Assistant Vice President



                         GOLDMAN SACHS CREDIT
                         PARTNERS, L.P. As Lender


                         By:/s/ Robert Wagner
                            -----------------------
                         Title: Authorized Signatory



                         GRAYSON & CO.
                         By:  Boston Management and Research as
                            Investment Advisor


                         By: /s/ Scott H. Page
                            -----------------------
                         Title: Vice President



                         GUARANTY FEDERAL BANK, F.S.B.


                         By:
                            -----------------------
                         Name:
                         Title:

                         GULF INTERNATIONAL BANK B.S.C.


                         By: /s/ Ms. Mireille Khalidi
                            -------------------------
                         Title: Vice President


                         By: /s/ Mr. Issa N. Baconi
                            -----------------------
                         Title: Executive Vice President



                         HAMILTON BANK


                         By: /s/ John M.R. Jacobs
                            -----------------------
                         Title: Senior Vice President

                         By:/s/ Hector F. Ramirez
                            -----------------------
                         Title: Senior Vice President


                         HARBOUR TOWN FUNDING TRUST


                         By:/s/ Ann E. Morris
                            -----------------------
                         Title: Authorized Agent


                         HARBOURVIEW CDO II, LTD.


                         By: /s/ Lisa Chaffee
                            -----------------------
                         Title: Manager


                         IMPERIAL BANK


                         By:
                            -----------------------
                         Name:
                         Title:

                         THE ING CAPITAL SENIOR SECURED
                         HIGH INCOME FUND, L.P.
                         By:  ING Capital Advisors LLC
                              as Investment Advisor


                         By: /s/ Greg M. Masuda CFA
                            -----------------------
                         Title: Vice President


                         J.H. WHITNEY MARKET VALUE FUND,
                         L.P.


                         By: /s/ Michael B. DeFlorio
                            ------------------------
                         Title: Managing Director



                         JHW CASH FLOW FUND I, L.P.


                         By:/s/ Michael B. DeFlorio
                            -----------------------
                         Title: Managing Director


                         JISSEKIKUN FUNDING LTD. (Acct 1288)
                         By:  Pacific Investment Management
                            Company LLC, as its Investment
                            Advisor


                         By: /s/ Mohan V. Phansalkar
                            ------------------------
                         Title: Executive Vice President

                         KBC BANK

                         By: /s/ Michael V. Curren
                            -----------------------
                         Title: Vice President

                         By:/s/ Robert M. Surdam, Jr.
                            ------------------------
                         Title: Vice President


                         KEMPER FLOATING RATE FUND


                         By:
                            -----------------------
                         Name:
                         Title:


                         KZH III LLC


                         By:
                            -----------------------
                         Name:
                         Title:


                         KZH CNC LLC


                         By: /s/ Susan Lee
                            -----------------------
                         Title: Authorized Agent


                         KZH CRESCENT LLC


                         By: /s/ Susan Lee
                            -----------------------
                         Title: Authorized Agent

                         KZH CRESCENT-2 LLC


                         By: /s/ Susan Lee
                            -----------------------
                         Title: Authorized Agent


                         KZH CRESCENT-3 LLC


                         By: /s/ Susan Lee
                            -----------------------
                         Title: Authorized Agent

                         KZH-CYPRESSTREE-1 LLC


                         By: /s/ Susan Lee
                            -----------------------
                         Title: Authorized Agent

                         KZH ING-1 LLC


                         By: /s/ Susan Lee
                            -----------------------
                         Title: Authorized Agent

                         KZH ING-2 LLC


                         By: /s/ Susan Lee
                            -----------------------
                         Title: Authorized Agent


                         KZH ING-3 LLC


                         By: /s/ Susan Lee
                            -----------------------
                         Title: Authorized Agent

                         KZH LANGDALE LLC


                         By: /s/ Susan Lee
                            -----------------------
                         Title: Authorized Agent

                         KZH PONDVIEW LLC


                         By: /s/ Susan Lee
                            --------------
                         Title: Authorized Agent


                         KZH RIVERSIDE LLC

                         By: /s/ Susan Lee
                            --------------
                         Title: Authorized Agent



                         KZH SHOSHONE LLC


                         By: /s/ Susan Lee
                            --------------
                         Title: Authorized Agent



                         KZH SOLEIL LLC


                         By: /s/ Susan Lee
                            --------------
                         Title: Authorized Agent


                         KZH SOLEIL-2 LLC


                         By: /s/ Susan Lee
                            --------------
                         Title: Authorized Agent


                         KZH STERLING LLC


                         By: /s/ Susan Lee
                            --------------
                         Title: Authorized Agent

                         KZH WATERSIDE LLC


                         By: /s/ Susan Lee
                            -----------------------
                         Title: Authorized Agent


                         LANDMARK CDO LIMITED
                         By: Aladdin Asset Management LLC as
                             Manager

                         By: /s/ Joseph Moroney
                            -----------------------
                         Title: Vice President



                         LIBERTY-STEIN ROE ADVISOR FLOATING RATE ADVANTAGE FUND
                         By:  Stein Roe & Farnham Incorporated, As
                              Adviser

                         By: /s/ James R. Fellows
                            -----------------------
                         Title: Sr. Vice President & Portfolio Manager


                         LONGHORN CDO (CAYMAN) LTD.
                         By:  Merrill Lynch Asset Management, L.P.,
                              as Attorney-in-Fact


                         By: /s/ Kevin Booth
                            -----------------------
                         Title: Authorized Signatory

                         LONGLANE MASTER TRUST IV
                         By:  Fleet National Bank as Trust Administrator


                         By:
                            -----------------------
                         Name:
                         Title:


                         MAGNETITE ASSET INVESTORS L.L.C.
                         By:  Blackrock Financial Management, Inc.
                            As Managing Member


                         By: /s/ M. Williams
                            -----------------------
                         Title: Director



                         MAGNETITE ASSET INVESTORS III L.L.C.
                         By:  Blackrock Financial Management, Inc.
                              As Managing Member


                         By: /s/ M. Williams
                            -----------------------
                         Title: Director



                         MAPLEWOOD (CAYMAN) LTD.
                         By: Massachusetts Mutual Life Insurance
                         Company as Investment Manager


                         By: /s/ Mary S. Law
                            -----------------------
                         Title: Managing Director

                         MASSACHUSETTS MUTUAL LIFE
                         INSURANCE COMPANY
                         By:  David L. Babson and Company
                              Incorporated, as Investment Advisor

                         By: /s/ Mary S. Law
                            -----------------------
                         Title: Managing Director


                         MASSMUTUAL HIGH YIELD
                         PARTNERS II LLC
                         By:  HYP Management, Inc. as Managing
                              Member


                         By: /s/ Mary S. Law
                            -----------------------
                         Title: Managing Director



                         MASTER SENIOR FLOATING RATE
                         TRUST


                         By: /s/ Kevin Booth
                            -----------------------
                         Title: Authorized Signatory



                         MEDICAL LIABILITY MUTUAL
                         INSURANCE COMPANY
                         By:  INVESCO Senior Secured
                              Management, Inc., as Investment
                              Manager

                         By:
                            -----------------------
                         Name:
                         Title:

                         MERRILL LYNCH DEBT STRATEGIES
                         PORTFOLIO
                         By:  Merrill Lynch Asset Management, L.P.,
                              as Investment Advisor

                         By: /s/ Kevin Booth
                            ----------------
                         Title: Authorized Signatory


                         MERRILL LYNCH GLOBAL
                         INVESTMENT SERIES:  INCOME
                         STRATEGIES PORTFOLIO
                         By:  Merrill Lynch Asset Management, L.P.,
                              as  Investment Advisor

                         By: /s/ Kevin Booth
                            ----------------
                         Title: Authorized Signatory


                         MERRILL LYNCH GLOBAL
                         INVESTMENT SERIES: BANK LOAN
                         INCOME PORTFOLIO
                         By:  Merrill Lynch Asset Management, L.P.,
                              as Investment Advisor

                         By: /s/ Kevin Booth
                            ----------------
                         Title: Authorized Signatory


                         MERRILL LYNCH SENIOR FLOATING
                         RATE FUND, INC.

                         By: /s/ Kevin Booth
                            ----------------
                         Title: Authorized Signatory


                         MERRILL LYNCH SENIOR FLOATING
                         RATE FUND II, INC.


                         By: /s/ Kevin Booth
                            ----------------
                         Title: Authorized Signatory

                         MERRILL LYNCH PRIME RATE
                         PORTFOLIO
                         By:  Merrill Lynch Asset Management, L.P.,
                              as Investment Advisor


                         By: /s/ Kevin Booth
                            -----------------------
                         Title: Authorized Signatory


                         METROPOLITAN LIFE INSURANCE
                         COMPANY


                         By: /s/ Claudia Cromie
                            -----------------------
                         Title: Director



                         THE MITSUBISHI TRUST AND
                         BANKING CORPORATION


                         By: /s/ Toshihiro Hayashi
                            -----------------------
                         Title: Senior Vice President



                         ML CLO XX PILGRIM AMERICA
                         (CAYMAN) LTD.
                         By:  ING Pilgrim Investments,
                            as its Investment Manager


                         By: /s/ Charles E. LeMieux, CFA
                            ----------------------------
                         Title: Vice President

                         MONUMENTAL LIFE INSURANCE
                         COMPANY, successor by merger to
                         Commonwealth Life Insurance Co.


                         By: /s/ John Bailey
                            -----------------------
                         Title: Vice President



                         MORGAN STANLEY DEAN WITTER
                         PRIME INCOME TRUST


                         By:
                            -----------------------
                         Name:
                         Title:



                         MOUNTAIN CAPITAL CLO II LTD.


                         By:
                            -----------------------
                         Name:
                         Title:



                         NATIONAL BANK OF EGYPT
                         NEW YORK BRANCH


                         By:
                            -----------------------
                         Name:
                         Title:

                         NATIONAL WESTMINSTER BANK PLC
                         By: NatWest Capital Markets Limited, its agent
                         By: Greenwich Capital Markets, Inc., its agent

                         By:
                            -----------------------
                         Name:
                         Title:


                         NATIONAL CITY BANK

                         By: /s/ Todd C. Rogers
                            -----------------------
                         Title: Director


                         NATIONWIDE LIFE INSURANCE COMPANY


                         By: /s/ Mark W. Poeppelman
                            -----------------------
                         Title: Associate Vice President


                         NEMEAN CLO LTD.
                         By:  ING Capital Advisors LLC,
                              as Investment Manager

                         By: /s/ Greg M. Masuda CFA
                            -----------------------
                         Title: Vice President



                         NOMURA BOND & LOAN FUND
                         By: Nomura Corporate Research and Asset Management Inc. as Investment Advisor


                         By: /s/ Elizabeth O. MacLean
                            -------------------------
                         Title: Vice President

                         NORSE CBO, LTD.
                         By: Regiment Capital Management, LLC as its Investment Advisor
                         By: Regiment Capital Advisors, LLC its Manager and pursuant to delegated authority


                         By: /s/ Timothy S. Peterson
                            ------------------------
                         Title: President


                         NORTH AMERICAN SENIOR
                         FLOATING RATE FUND
                         By:  Stanfield Capital Partners LLC as its
                              subadvisor


                         By: /s/ Gregory L. Smith
                            -----------------------
                         Title: Partner


                         OASIS COLLATERALIZED HIGH
                         INCOME PORTFOLIO-1, LTD.
                         By:  INVESCO Senior Secured
                              Management, Inc., as Subadviser


                         By: /s/ Joseph Rotondo
                            -----------------------
                         Title: Authorized Signatory


                         OCTAGON INVESTMENT PARTNERS
                         II, LLC
                         By:  Octagon Credit Investors, LLC as sub-
                              investment manager


                         By: /s/ Michael B. Nechamkin
                            -------------------------
                         Title: Portfolio Manager

                         OCTAGON INVESTMENT PARTNERS
                         III, LTD.
                         By:  Octagon Credit Investors, LLC as
                              Portfolio Manager


                         By: /s/ Michael B. Nechamkin
                            -------------------------
                         Title: Portfolio Manager



                         OCTAGON INVESTMENT PARTNERS
                         IV, LTD.
                         By:  Octagon Credit Investors, LLC as
                              Portfolio Manager


                         By: /s/ Michael B. Nechamkin
                            -------------------------
                         Title: Portfolio Manager



                         OLYMPIC FUNDING TRUST, SERIES
                         1999-1


                         By: /s/ Ann E. Morris
                            -----------------------
                         Title: Authorized Agent



                         OPPENHEIMER SENIOR FLOATING
                         RATE FUND


                         By: /s/ David Mabry
                            -----------------------
                         Title: Vice President

                         ORIX USA CORPORATION


                         By:
                            -----------------------
                         Title:



                         OSPREY INVESTMENTS PORTFOLIO
                         By:  Citibank, N.A., as Manager


                         By:
                            -----------------------
                         Name:
                         Title:

                         OXFORD STRATEGIC INCOME FUND
                         By:  Eaton Vance Management as
                              Investment Advisor


                         By: /s/ Scott H. Page
                            -----------------------
                         Title: Vice President



                         PAM CAPITAL FUNDING L.P.
                         By:  Highland Capital Management, L.P. as
                              Collateral Manager

                         By: /s/ Mark K. Okada, CFA
                            -----------------------
                         Title: Executive Vice President

                         PAMCO CAYMAN LTD.
                         By:  Highland Capital Management, L.P. as
                              Collateral Manager


                         By: /s/ Mark K. Okada, CFA
                            -----------------------
                         Title: Executive Vice President

                         PILGRIM PRIME RATE TRUST
                         By:  ING Pilgrim Investments,
                              as its Investment Manager

                         By: /s/ Charles E. LeMieux, CFA
                            ----------------------------
                         Title: Vice President


                         PINEHURST TRADING, INC.


                         By: /s/ Ann E. Morris
                            -----------------------
                         Title: Assistant Vice President



                         PROVIDENT CBO I, LIMITED
                         By:  Provident Investment Management,
                              LLC

                         By:
                            -----------------------
                         Name:
                         Title:



                         REGIMENT CAPITAL, LTD.
                         By: Regiment Capital Management, LLC
                             as its Investment Advisor
                         By: Regiment Capital Advisors, LLC
                             its Manager and pursuant to delegated
                             authority

                         By: /s/ Timothy S. Peterson
                            ------------------------
                         Title: President

                         THE ROYAL BANK OF SCOTLAND PLC


                         By: /s/ Scott Barton
                            -----------------------
                         Title: Senior Vice President



                         ROYALTON COMPANY
                         By:  Pacific Investment Management
                              Company LLC, as its Investment
                              Advisor


                         By: /s/ Mohan V. Phansalkar
                            ------------------------
                         Title: Executive Vice President



                         SANKATY ADVISORS, LLC as Collateral
                         Manager for GREAT POINT CLO 1999-1
                         LTD., as Term Leader


                         By:/s/ Diane J. Exter
                            -----------------------
                         Title: Managing Director, Portfolio Manager



                         SANKATY HIGH YIELD ASSET
                         PARTNERS II, L.P.


                         By:/s/ Diane J. Exter
                            -----------------------
                         Title: Managing Director, Portfolio Manager

                         SANKATY HIGH YIELD PARTNERS III,
                         L.P.


                         By:/s/ Diane J. Exter
                            -----------------------
                         Title: Managing Director, Portfolio Manager



                         THE SANWA BANK, LTD.


                         By: /s/ Masahito Okubo
                            -----------------------
                         Title: SVP & DGM



                         SAWGRASS TRADING LLC


                         By:
                            -----------------------
                         Name:
                         Title:



                         SCUDDER FLOATING RATE FUND


                         By:/s/ Kenneth Weber
                            -----------------------
                         Title; Senior Vice President



                         SEABOARD CLO 2000 LTD.


                         By: /s/ Sheppard H.C. Davis, Jr.
                            -----------------------------
                         Title: CEO of Seaboard & Co. Its Collateral
                         Manager

                         SENIOR DEBT PORTFOLIO
                         By:   Boston Management and Research, as
                               Investment Advisor


                         By: /s/ Scott H. Page
                            -----------------------
                         Title: Vice President


                         SENIOR HIGH INCOME PORTFOLIO INC.

                         By: /s/ Kevin Booth
                            -----------------------
                         Title: Authorized Signatory



                         SENIOR LOAN FUND (BlackRock)


                         By: /s/ M. Williams
                            -----------------------
                         Title: Director



                         SEQUILS I, LTD
                         By:  TCW Advisors, Inc. as its Collateral
                              Manager


                         By: /s/ Mark L. Gold
                            -----------------------
                         Title: Managing Director

                         By: /s/ William Brennan
                            -----------------------
                         Title: Vice President

                         SEQUILS IV, LTD
                         By:  TCW Advisors, Inc. as its Collateral
                              Manager


                         By: /s/ Mark L. Gold
                            -----------------------
                         Title: Managing Director

                         By: /s/ William Brennan
                            -----------------------
                         Title: Vice President


                         SEQUILS - CENTURION V, LTD
                         American Express Asset Management
                         Group Inc. as Collateral Manager


                         By: /s/ Michael M. Leyland
                            -----------------------
                         Title: Managing Director


                         SEQUILS - CUMBERLAND I, LTD
                         By:  Deerfield Capital Management LLC
                              As its Collateral Manager


                         By: /s/ Mark E. Wittnebel
                            ------------------------
                         Title: Senior Vice President



                         SEQUILS-ING I (HBDGM), LTD.
                         By:   ING Capital Advisors LLC., as
                               Collateral Manager


                         By: /s/ Greg M. Masuda CFA
                            -----------------------
                         Title: Vice President

                         SEQUILS - PILGRIM I, LTD.
                         By:   ING Pilgrim Investments,
                             as its Investment manager


                         By: /s/ Charles E. LeMieux, CFA
                            ----------------------------
                         Title: Vice President


                         SIERRA CLO I, LTD.


                         By: /s/ John M. Casperian
                            -----------------------
                         Title: Senior Managing Director


                         SIMSBURY CLO LTD.
                         By: David L. Babson & Company Inc. under
                         delegated authority from Massachusetts
                         Mutual Life Insurance Company as
                         Collateral Manager

                         By: /s/ Mary S. Law
                            -----------------------
                         Title: Managing Director



                         SKM-LIBERTYVIEW CBO I LIMITED


                         By: /s/ Kenneth C. Klegar
                            -----------------------
                         Title: Authorized Signatory



                         SOCIETE GENERALE, SOUTHWEST
                         AGENCY


                         By: /s/ J. Douglas McMurrey, Jr.
                            -----------------------------
                         Title: Managing Director

                         SOMERS CDO, LIMITED
                         By:  David L. Babson and Company
                              Incorporated under delegated authority
                              from Massachusetts Mutual Life
                              Insurance Company as Collateral
                              Manager


                         By: /s/ Mary S. Law
                            -----------------------
                         Title: Managing Director


                         SOUTHERN PACIFIC BANK


                         By: /s/ Cheryl A. Wasilewski
                            -------------------------
                         Title: Senior Vice President

                         SRF 2000 LLC

                         By: /s/ Ann E. Morris
                            -----------------------
                         Title: Assistant Vice President


                         SRF TRADING, INC.

                         By:/s/ Ann E. Morris
                            -----------------------
                         Title: Assistant Vice President


                         STANFIELD ARBITRAGE CDO, LTD.
                         By: Stanfield Capital Partners LLC as its
                            Collateral Manager


                         By: /s/ Gregory L. Smith
                            -----------------------
                         Title: Partner

                         STANFIELD CLO, LTD.
                         By:  Stanfield Capital Partners LLC as its
                              Collateral Manager


                         By: /s/ Gregory L. Smith
                            -----------------------
                         Title: Partner


                         STANFIELD/RMF TRANSATLANTIC
                         CDO LTD.
                         By:  Stanfield Capital Partners LLC as its
                            Collateral Manager


                         By: /s/ Gregory L. Smith
                            -----------------------
                         Title: Partner



                         STANWICH LOAN FUNDING LLC


                         By:/s/ Ann E. Morris
                            -----------------------
                         Title: Assistant Vice President



                         STEIN ROE & FARNHAM CLO1 LTD.,
                         by Stein Roe & Farnham Incorporated,
                         As Portfolio Manager


                         By: /s/ James R. Fellows
                            -----------------------
                         Title: Sr. Vice President & Portfolio Manager

                         STEIN ROE FLOATING RATE LIMITED
                         LIABILITY COMPANY
                         By:   Stein Roe & Farnham Incorporated,
                               as Advisor to the Stein Roe Floating
                               Rate Limited Liability Company

                         By: /s/ James R. Fellows
                            -----------------------
                         Title: Sr. Vice President & Portfolio
                         Manager


                         STRATA FUNDING LTD.
                         By:  INVESCO Senior Secured
                              Management Inc., as Sub-Managing
                              Agent


                         By: /s/ Joseph Rotondo
                            -----------------------
                         Title: Authorized Signatory


                         STRATEGIC MANAGED LOAN
                         PORTFOLIO
                         By:  Citibank, N.A., as Manager


                         By:
                            -----------------------
                         Name:
                         Title:


                         STRONG ADVANTAGE FUND, INC.


                         By: /s/ Gilbert L. Southwell, III
                            ------------------------------
                         Title: Associate Counsel

                         SUFFIELD CLO LIMITED
                         By:  David L. Babson & Company Inc. as
                            Collateral Manager

                         By: /s/ Mary S. Law
                            -----------------------
                         Title: Managing Director

                         THE SUMITOMO TRUST & BANKING
                         CO., LTD., NEW YORK BRANCH


                         By: /s/ Stephanie M. Fowler
                            ------------------------
                         Title: Vice President


                         THE SUMITOMO BANKING CORPORATION
                         (effective as of April 1, 2001, The
                         Sumitomo Bank, Limited and The Sakura
                         Bank, Limited merged to form a single
                         entity named Sumitomo Mitsui Banking
                         Corporation)


                         By: /s/ Suresh Tata
                            -----------------------
                         Title: Senior Vice President


                         SUNTRUST BANK


                         By:
                            -----------------------
                         Name:
                         Title:


                         SWISS LIFE US RAINBOW LTD.
                         By: ING Capital Advisors LLC,
                             as Investment Manager

                         By: /s/ Greg M. Masuda CFA
                            -----------------------
                         Title: Vice President

                         TAIPEI BANK, NEW YORK AGENCY


                         By:
                            -----------------------
                         Name:
                         Title:


                         TCW SELECT LOAN FUND, LIMITED


                         By: /s/ Mark L. Gold
                            -----------------------
                         Title: Managing Director

                         By: /s/ William Brennan
                            -----------------------
                         Title: Vice President


                         TEXTRON FINANCIAL CORPORATION


                         By: /s/ Matthew J. Colgan
                            -----------------------
                         Title: Director


                         THERMOPYLAE FUNDING CORP.



                         By: /s/ Frank B. Bilotta
                            -----------------------
                         Title: Vice President


                         THE TOKAI BANK, LIMITED, NEW
                         YORK BRANCH


                         By:
                            -----------------------
                         Name:
                         Title:

                         TORONTO DOMINION (TEXAS), INC.


                         By: /s/ Carolyn R. Faeth
                            -----------------------
                         Title: Vice President


                         THE TOYO TRUST & BANKING CO.,
                         LTD.


                         By:
                            -----------------------
                         Name:
                         Title:


                         TRAVELERS CORPORATE LOAN
                         FUND, INC.
                         By:  Travelers Asset Management
                              International Company LLC


                         By: /s/ Allen Cantrell
                            -----------------------
                         Title: Investment Officer


                         THE TRAVELERS INSURANCE
                         COMPANY


                         By: /s/ Allen Cantrell
                            -----------------------
                         Title: Investment Officer


                         TRITON CBO III, LIMITED
                         By:  INVESCO Senior Secured
                              Management, Inc., as Investment
                              Advisor


                         By: /s/ Joseph Rotondo
                            -----------------------
                         Title: Authorized Signatory

                         TRITON CDO IV LIMITED
                         By:  INVESCO Senior Secured
                              Management, Inc., as Investment
                              Advisor


                         By: /s/ Joseph Rotondo
                            -----------------------
                         Title: Authorized Signatory


                         TRYON CLO. LTD. 2000-I


                         By: /s/ William A. Hayes
                            -----------------------
                         Title: Director


                         UBS AG, STAMFORD BRANCH


                         By:
                            -----------------------
                         Name:
                         Title:


                         By:
                            -----------------------
                         Name:
                         Title:


                         UNITED OF OMAHA LIFE INSURANCE
                         COMPANY
                         By:  INVESCO Senior Secured
                              Management, Inc., as Portfolio
                              Advisor

                         By: /s/ Joseph Rotondo
                            -----------------------
                         Title: Authorized Signatory

                         VAN KAMPEN SENIOR FLOATING
                         RATE FUND
                         By:  Van Kampen Investment Advisory
                              Corp.


                         By: /s/ Darvin D. Pierce
                            -----------------------
                         Title: Executive Director


                         VAN KAMPEN CLO I, LIMITED
                         By:  Van Kampen Management, Inc., as
                              Collateral Manager


                         By: /s/ Darvin D. Pierce
                            -----------------------
                         Title: Executive Director


                         VAN KAMPEN PRIME RATE INCOME
                         TRUST
                         By:  Van Kampen Investment Advisory
                              Corp.

                         By: /s/ Darvin D. Pierce
                            -----------------------
                         Title: Executive Director


                         VAN KAMPEN SENIOR INCOME
                         TRUST
                         By:  Van Kampen Investment Advisory
                              Corp.


                         By: /s/ Darvin D. Pierce
                            -----------------------
                         Title: Executive Director

                         VARIABLE INSURANCE PRODUCTS II:
                         ASSET MANAGER PORTFOLIO


                         By:
                            -----------------------
                         Name:
                         Title:


                         VARIABLE INSURANCE PRODUCTS II:
                         GROWTH PORTFOLIO


                         By:
                            -----------------------
                         Name:
                         Title:


                         WESTDEUTSCHE LANDESBANK
                         GIROZENTRALE, NEW YORK BRANCH


                         By: /s/ Salvatore Battinelli
                            -------------------------
                         Title: Managing Director


                         By: /s/ Barry Wadler
                            -----------------------
                         Title: Associate Director

                         WINDSOR LOAN FUNDING, LIMITED.
                         By:  Stanfield Capital Partners LLC as its
                              Investment Manager


                         By: /s/ Gregory L. Smith
                            -----------------------
                         Title: Partner

                         WINGED FOOT FUNDING TRUST


                         By: /s/ Ann E. Morris
                            -----------------------
                         Title: Authorized Agent